                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):    NOVEMBER 13, 2003


                             TENNECO AUTOMOTIVE INC.
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                      1-12387                   76-0515284
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


   500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS                      60045
     (Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:    (847) 482-5000


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     Exhibit
     Number        Description
     -------       -----------
      99.1         Press Release, dated November 13, 2003.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.


            The following information, including the exhibit described below, shall not be deemed "filed" hereunder for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

            On November 13, 2003, the Company issued a press release announcing that it had adjusted its results of operations for the third quarter of 2003. This press release, filed as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by this reference.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TENNECO AUTOMOTIVE INC.

Date:    November 13, 2003               By:       /S/  KENNETH R. TRAMMELL
                                              ----------------------------------
                                                      Kenneth R. Trammell
                                                      Senior Vice President and
                                                      Chief Financial Officer


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EXHIBIT INDEX

     Exhibit
     Number        Description
     -------       -----------
      99.1         Press Release, dated November 13, 2003.